Exhibit 99.2


AKEENA SOLAR, INC.
CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)

                         Three Months Ended       Six Months Ended
                              June 30,                June 30,
                          2006        2005        2006        2005
                       ----------- ----------- ----------- -----------

Net sales              $2,812,424  $1,372,404  $5,302,597  $2,573,037
Cost of sales           2,097,742   1,173,710   4,019,539   2,135,184
                       ----------- ----------- ----------- -----------
     Gross profit         714,682     198,694   1,283,058     437,853
                       ----------- ----------- ----------- -----------
Operating expenses
Selling, general and
 administrative           949,315     394,775   1,485,030     689,283
                       ----------- ----------- ----------- -----------
     Total operating
      expenses            949,315     394,775   1,485,030     689,283
                       ----------- ----------- ----------- -----------
     Income from
      operations         (234,633)   (196,081)   (201,972)   (251,430)
                       ----------- ----------- ----------- -----------
Other income (expense)

Interest income
 (expense), net           (13,164)     (4,259)    (26,195)     (4,354)
                       ----------- ----------- ----------- -----------
     Total other
      income (expense)    (13,164)     (4,259)    (26,195)     (4,354)
                       ----------- ----------- ----------- -----------
Net loss                $(247,797)  $(200,340)  $(228,167)  $(255,784)
                       =========== =========== =========== ===========


Earnings per common
 and common equivalent
 share:
   Basic and diluted       $(0.03)     $(0.02)     $(0.03)     $(0.03)
                       =========== =========== =========== ===========


Weighted average
 shares used in
 computing earnings
 per common and common
 equivalent share:
   Basic and diluted    9,000,000   9,000,000   9,000,000   9,000,000
                       =========== =========== =========== ===========



AKEENA SOLAR, INC.
CONDENSED CONSOLIDATED BALANCE SHEET


                                               June 30,   December 31,
                                                 2006         2005
                                             ------------ ------------
Assets                                        (unaudited)
Current assets
  Cash and cash equivalents                      $50,332     $(27,506)
  Accounts receivable, net                     1,788,946      729,053
  Inventory                                    1,327,580      883,737
  Prepaid expenses and other current assets      876,460      363,329
                                             ------------ ------------
        Total current assets                   4,043,318    1,948,613
Property and equipment, net                       70,759       99,489
Due from related party                            21,025       21,025
Other assets                                       3,927        3,927
                                             ------------ ------------
        Total assets                          $4,139,029   $2,073,054
                                             ============ ============
Liabilities and Stockholder's Equity
Current liabilities
  Accounts payable                            $2,070,322   $1,444,122
  Accrued liabilities                            502,148      261,190
  Accrued warranty                               372,171      234,407
  Deferred revenue                               902,903      311,741
  Credit facility                                500,000
  Current portion of long-term debt               15,957       16,500
                                             ------------ ------------
        Total current liabilities              4,363,501    2,267,960

Long-term debt, less current portion              14,214       35,311
                                             ------------ ------------
        Total liabilities                      4,377,715    2,303,271
                                             ------------ ------------


Commitments and contingencies (Note 12)

Stockholder's equity:

  Common stock $0.01 par value; 16,000,000
   shares authorized; 9,000,000 shares
   issued and outstanding at June 30, 2006        90,000       90,000
  Accumulated deficit                           (328,686)    (320,217)
                                             ------------ ------------
        Total stockholder's equity              (238,686)    (230,217)
        Total liabilities and stockholder's
         equity                               $4,139,029   $2,073,054
                                             ============ ============